                                                                  EXHIBIT 10.6



THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933 (THE "ACT") OR APPLICABLE STATE SECURITIES LAWS (THE STATE ACTS") AND SHALL NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED, OR OTHERWISE TRANSFERRED (WHETHER OR NOT FOR CONSIDERATION) BY THE HOLDER EXCEPT UPON THE ISSUANCE TO THE COMPANY OF A FAVORABLE OPINION OF COUNSEL AND/OR SUBMISSION TO THE COMPANY OF SUCH EVIDENCE AS MAY BE SATISFACTORY TO COUNSEL TO THE COMPANY, IN EACH SUCH CASE, TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE ACT AND THE STATE ACTS.

               WARRANT TO PURCHASE 257,200 SHARES OF COMMON STOCK

                                CLEARLOGIC, INC.
                           (A NEW JERSEY CORPORATION)

NOT TRANSFERABLE OR EXERCISABLE EXCEPT UPON CONDITIONS HEREIN SPECIFIED, VOID AFTER 5:00 P.M, ON AUGUST 19, 2003

CLEARLOGIC, INC., a New Jersey corporation (the "Company") hereby certifies that Douglas Schwarzwaelder, an individual, residing at 928 Society Hill Blvd., Cherry Hill, NJ 08003, his registered successors and permitted assigns registered on the books of the Company maintained for such purposes as the registered holder hereof (the "Holder"), for value received, is entitled to purchase from the Company the number of fully paid and nonassessable shares of Common Stock of the Company, par value of $0.001 per share, (the "Shares") stated above at the purchase price of one dollar ($1.00) per Share (the "Exercise Price") (the number of Shares and Exercise Price being subject to adjustment as hereinafter provided) upon the terms and conditions herein provided.

         1. Exercise of Warrants.

         (a) Subject to subsection (b) of this Section 1, upon presentation and surrender of this Warrant Certificate, with the attached Purchase Form duly executed, at the principal office of the Company at 41 South Haddon Avenue, Haddonfield, New Jersey 08033, or at such other place as the Company may designate by notice to the Holder hereof, together with a certified or bank cashier's check payable to the order of the Company in the amount of the Exercise Price times the number of Shares being purchased, the Company shall deliver to the Holder hereof, as promptly as practicable, certificates representing the Shares being purchased. This Warrant may be exercised in whole or in part; and, in case of exercise hereof in part only, the Company, upon surrender hereof, will deliver to the Holder a new Warrant Certificate or Warrant Certificates of like tenor entitling the Holder to purchase the number of Shares as to which this Warrant has not been exercised.

         (b) This Warrant may be exercised in whole or in part at any time prior to 5:00 p.m., on August 19, 2003 ("Exercise Period").


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         2. Exchange and Transfer of Warrant. This Warrant:

         (a) At any time prior to the exercise hereof, upon presentation and surrender to the Company, may be exchanged, alone or with other Warrants of like tenor registered in the name of the Holder, for another Warrant or other Warrants of like tenor in the name of such Holder exercisable for the same aggregate number of Shares as the Warrant or Warrants surrendered;

         (b) Subject to Sections 5,6,7,8 herein, this Warrant may be transferred or assigned, in whole or in part. The Holder shall present and surrender to the Company at its office or at the office of its stock transfer agent, if any: (1) this Warrant, (2) the Assignment Form annexed hereto duly executed, and (3) funds sufficient to pay the applicable transfer tax, if any. The Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in the Assignment Form and this Warrant shall promptly be cancelled.

         3. Rights and Obligations of Warrant Holder.

         (a) The Holder of this Warrant Certificate shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or in equity; provided, however, in the event that any certificate representing the Shares is issued to the Holder hereof upon exercise of this Warrant, such Holder shall, for all purposes, be deemed to have become the holder of record of such Shares on the date on which this Warrant Certificate, together with a duly executed Purchase Form, was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such Share certificate. The rights of the Holder of this Warrant are limited to those expressed herein and the Holder of this Warrant, by its acceptance hereof, consents to and agrees to be bound by and to comply with all the provisions of this Warrant Certificate, including, without limitation, all the obligations imposed upon the Holder hereof by Sections 2 and 5 hereof. In addition, the Holder of this Warrant Certificate, by accepting the same, agrees that the Company may deem and treat the person in whose name this Warrant Certificate is registered on the books of the Company maintained for such purpose as the absolute, true and lawful owner for all purposes whatsoever, notwithstanding any notation of ownership or other writing thereon, and the Company shall not be affected by any notice to the contrary.

         (b) No Holder of this Warrant Certificate, as such, shall be entitled to vote or receive dividends or to be deemed the holder of Shares for any purpose, nor shall anything contained in this Warrant Certificate be construed to confer upon any Holder of this Warrant Certificate, as such, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any action by the Company, whether upon any recapitalization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise, receive notice of meetings or other action affecting shareholders (except for notices provided for herein), receive dividends, subscription rights, or otherwise, until this Warrant shall have been exercised and the Shares purchasable upon the exercise thereof shall have become deliverable as provided herein; provided, however, that any such exercise on any date when the stock transfer books of the Company shall be closed shall constitute the person or persons in whose name or names the certificate or certificates for those Shares are to be issued as the record holder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open, and the Warrant surrendered shall not be deemed to have been exercised, in whole or in part as the case may be, until the next succeeding day on which stock transfer books are open for the purpose of determining entitlement to dividends on the Company's common stock.

         4. Shares Underlying Warrants.

         The Company covenants and agrees that all Shares delivered upon exercise of this Warrant shall, upon delivery and payment therefor, be duly and validly authorized and issued, fully paid and nonassessable, and free from all stamp taxes, liens, and charges with respect to the purchase thereof. In addition, the Company agrees at all times to reserve and keep available an authorized number of Shares sufficient to permit the exercise in full of this Warrant.

         5. Disposition of Warrants or Shares.

         (a) The holder of this Warrant Certificate and any transferee hereof or of the Shares issuable upon the exercise of the Warrant Certificate, by their acceptance hereof, hereby understand and agree that the Warrant, and the Shares issuable upon the exercise hereof, have not been registered under either the Securities Act of 1933 (the "Act") or applicable state securities laws (the "State Acts") and shall not be sold, pledged, hypothecated, donated, or otherwise transferred (whether or not for consideration) except upon the issuance to the Company of a favorable opinion of counsel and/or submission to the Company of such evidence as may be satisfactory to counsel to the Company, in each such case, to the effect that any such transfer shall not be in violation of the Act and the State Acts. It shall be a condition to the transfer of this Warrant that any transferee thereof deliver to the Company its written agreement to accept and be bound by all of the terms and conditions of this Warrant Certificate.

         (b) The stock certificates of the Company that will evidence the shares of Common Stock with respect to which this Warrant may be exercisable will be imprinted with a conspicuous legend in substantially the following form:

         The securities represented by this certificate have not been registered under either Securities Act of 1933 (the "Act") or applicable state securities laws (the "State Acts") and shall not be sold, pledged, hypothecated, donated or otherwise transferred (whether or not for consideration) by the holder except upon the issuance to the Company of a favorable opinion of its counsel and/or submission to the company of such other evidence as may be satisfactory to counsel of the Company, in each such case, to the effect that any such transfer shall not be in violation of the "Act and the State Acts."

The Company does not file, and does not in the foreseeable future contemplate filing, periodic reports with the Securities and Exchange Commission ("SEC") pursuant to the provisions of the Securities Exchange Act of 1934, as amended. Except as provided in Section 9 of this Warrant, the Company has not agreed to register any of the holder's shares of Common Stock of the Company with respect to which this Warrant may be exercisable for distribution in accordance with the provisions of the Act or the State Acts, and the Company has not agreed to comply with any exemption from registration under the Act or the State Acts for the resale of the Holder's Shares of Common Stock of the Company with respect to which this Warrant may be exercised. Hence, it is the understanding of the holders of this Warrant that by virtue of the provisions of certain rules respecting restricted securities promulgated by the SEC, the shares of Common

Stock of the Company with respect to which this Warrant may be exercisable may be required to be held indefinitely, unless and until registered under the Act and the State Acts, unless an exemption from such registration is available, in which case the holder may still be limited as to the number of shares of Common Stock of the Company with respect to which this Warrant may be exercised and that may be sold.

         6. Adjustments.

         The number of Shares purchasable upon the exercise of each Warrant is subject to adjustment from time to time upon the occurrence of any of the events enumerated below.

         (a) In case the Company shall:

               (i) pay a dividend in Shares,

              (ii) subdivide its outstanding Shares into a greater number of Shares,

             (iii) combine its outstanding Shares into a smaller number of
                   Shares, or

              (iv) issue, by reclassification of its Shares, any shares of its capital stock, the amount of Shares purchasable upon the exercise of each Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive upon exercise of the Warrant that number of Shares which such Holder would have owned or would have been entitled to receive after the happening of such event had such Holder exercised the Warrant immediately prior to the record date, in the case of such dividend, or the effective date, in the case of any such subdivision, combination or reclassification.

An adjustment made pursuant to this subsection (a) shall be made whenever any of such events shall occur, but shall become effective retroactively after such record date or such effective date, as the case may be, as to Warrants exercised between such record date or effective date and the date of happening of any such event.

         (b) In case the Company shall issue rights or warrants to all holders of its Shares entitling them to subscribe for or to purchase Shares at a price per Share which, when added to the amount of consideration received or receivable by the Company for such rights or warrants, is less than the Current Market Price (as hereinafter defined) per Share at the record date, the number of Shares purchasable upon the exercise of this Warrant shall be adjusted so that thereafter, until further adjusted, each Warrant shall entitle the Holder to purchase that number of Shares determined by multiplying the number of Shares purchasable hereunder by a fraction, the numerator of which shall be the number of additional Shares issuable upon the exercise of such rights or warrants, and the denominator of which shall be the number of Shares which an amount equal to the sum of (i) the aggregate exercise price of the total number of Shares issuable upon the exercise of such rights or warrants, and (ii) the aggregate amount of consideration, if any, received, or receivable by the Company for such rights or warrants, would purchase at such Current Market Price. Such adjustment shall be made whenever such rights or warrants are issued, but shall also be effective retroactively as to Warrants exercised between the record date for the determination of shareholders entitled to receive such rights or warrants and, the date such rights or warrants are issued.

         (c) For the purpose of any computation under subsection (b) above, the Current Market Price per Share at any date shall be: (i) if the Shares are listed on any national securities exchange, the average of the daily closing prices for the 15 consecutive business days commencing 20 business days before the day in question (the "Trading Period"); (ii) if the Shares are not listed on any national securities exchange but are quoted on the National Association of Securities Dealers, Inc, Automated Quotation System ("NASDAQ"), the average of the high and low bids as reported by NASDAQ for the Trading Period, and (iii) if the Shares are neither listed on any national securities exchange nor quoted on NASDAQ, (iv) any or National or similar quotation bureau (which could include the National Quotation Bureau), or if the shares are not listed anywhere, (v) the higher of. (x) the exercise price then in effect, or (y) the price determined by Company's Board of Directors.

         (d) No adjustment shall be required unless such adjustment would require an increase or decrease of at least 10% in the number of Shares purchasable hereunder, provided, however, that any adjustments which by reason of this subsection (d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this
Section 6 shall be made to the nearest onehundredth of a Share.

         (e) No adjustment shall be made in any of the following cases:

         (i) Upon the grant or exercise of stock options now or hereafter granted, or under any employee stock option or stock purchase plan now or hereafter authorized, to the extent that the aggregate of the number of Shares which may be purchased under such options and the number of Shares issued under such employee stock purchase plan is less than or equal to 10 % of the number of Shares outstanding on January 1 of the year of the grant or exercise;

         (ii) Shares issued upon the conversion of any of the Company's convertible or exchangeable securities;

         (iii) Shares issued in connection with the acquisition by the Company or by any subsidiary of the Company of 80 % or more of the assets of another corporation or entity, and Shares issued in connection with the acquisition by the Company or by any subsidiary of the Company of 80 % or more of the voting shares of another corporation (including Shares issued in connection with such acquisition of voting shares of such other corporation subsequent to the acquisition of an aggregate of 80 % of such voting shares), Shares issued in a merger of the Company or a subsidiary of the Company with another corporation in which the Company or the Company's subsidiary is the surviving corporation, and Shares issued upon the conversion of other securities issued in connection with any such acquisition or in any such merger, and

         (iv) Shares issued pursuant to this Warrant and pursuant to all stock options and warrants outstanding on the date hereof.


         (f) Notice to Warrant Holders of Adjustment. Whenever the number of Shares purchasable hereunder is adjusted as herein provided, the Company shall cause to be mailed to the Holder in accordance with the provisions of this
Section 6 a notice (i) stating that the number of Shares purchasable upon exercise of this Warrant have been adjusted, (ii) setting forth the adjusted number of Shares purchasable upon the exercise of a Warrant, and (iii) showing in reasonable detail the computations and the facts, including the amount of consideration received or deemed to have been received by the Company, upon which such adjustments are based.

         7. Fractional Shares.

         The Company shall not be required to issue any fraction of a Share upon the exercise of Warrants. If more than one Warrant shall be surrendered for exercise at one time by the same Holder, the number of full Shares which shall be issuable upon exercise thereof shall be computed on the basis of the aggregate number of Shares with respect to which this Warrant is exercised. If any fractional interest in a Share shall be deliverable upon the exercise of this Warrant, the Company shall make an adjustment therefor in cash equal to such fraction multiplied by the Current Market Price of the Shares on the business day next preceding the day of exercise.

         8. Registration Rights.

         (a) (i) If the Company at any time elects or proposes to register any of its Shares (the "Registration Shares") under the Securities Act of 1933 (the "Act") on Forms S1, S2, S3 or S18, or any successor registration statement forms in effect at such time (a "Registration Statement") with the Securities and Exchange Commission (the "SEC") pursuant to which Shares owned by any shareholder of the Company may be registered, the Company shall give prompt written notice (the "Registration Notice") to the Holder of its intention to register the Registration Shares.

         (ii) Within 15 days after the Registration Notice shall have been given to the Holder, the Holder shall give written notice to the Company (the "Holder Notice"), stating the number of Shares to be registered (the "Holder Shares") and the states in which the Holder wishes to register the Shares. In the event the Registration Notice is given by the Company prior to the time that this Warrant is otherwise exercisable pursuant to Section 1(b) hereof, the Holder Notice shall be accompanied by this Warrant Certificate together with a duly executed Purchase Form and payment of the Exercise Price for the Holder Shares in accordance with Section 1 hereof.

         (iii) The Company shall use reasonable efforts to register the Holder Shares under the Act and the applicable state securities laws (the "State Acts") designated by the Holder in the Holder Notice. Anything contained herein to the contrary notwithstanding, the Company shall have the right to withdraw and discontinue registration of the Holder Shares at any time prior to the effective date of such Registration Statement if the registration of the Registration Shares is withdrawn or discontinued.

         (iv) The Company shall not be required to include any of the Holder Shares in any Registration Statement unless the Holder agrees, if so requested by the Company, to: (A) offer and sell the Holder Shares to or through an underwriter selected by the Company and, to the extent possible, on substantially the same terms and conditions under which the Registration Shares are to be offered and sold; (B) comply with any arrangements, terms and conditions with respect to the offer and sale of the Shares to which the Company may be required to agree; and (C) enter into any underwriting agreement containing customary terms and conditions, including provisions for the indemnification of the underwriters.

         (b) If the offering of the Registration Shares by the Company is, in whole or in part, an underwritten public offering, and if the managing underwriter determines and advises the Company in writing that the inclusion in such Registration Statement of all of the Holder Shares, together with the Shares of other persons who have exercised their right to include their Shares in the Registration Statement (collectively referred to as the "Aggregate Shares") would adversely affect the marketability of the offering of the Registration Shares, then the Holder shall be entitled to register a proportion, as determined in subsection (b)(i) below, of such number of Aggregate Shares as the managing underwriter determines may be included without such adverse effects ("Aggregate Underwriter Shares"), subject to the terms, exceptions and conditions of this Section 8.

         (i) The proportion of the Aggregate Underwriter Shares which the Holder shall be entitled to register shall be equal to the ratio which the Holder Shares bear to the Aggregate Shares.

         (c) The Company shall bear all costs and expenses of registration of the Registration Shares; provided, however, that the Holder shall bear all costs and expenses directly related to registration of the Holder Shares.

         (d) It shall be a condition precedent to the Company's obligation to register any Holder Shares pursuant to this Section 8 that the Holder provide the Company with all information and documents, and shall execute, acknowledge, seal and deliver all documents reasonably necessary, to enable the Company to comply with the Act, the State Acts, and all applicable laws, rules and regulations of the SEC or of any State Securities Commission.

         NOW, WHEREFORE, this Warrant to Purchase Common Stock of ClearLogic, Inc. is hereby executed this 19th day of August, 1999.


SEAL                                                 CLEARLOGIC, INC.

                                             By: /s/ Sina Khelil
                                                --------------------------------
                                             Title:
                                             Date:

 ATTEST:
 By: /s/ Philip S. Burnham
    --------------------------
 Assistant Secretary

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                                CLEARLOGIC, INC.

                                  PURCHASE FORM

 ClearLogic, Inc.
 41 South Haddon Avenue
 Haddonfield, New Jersey 08033

 The undersigned hereby irrevocably elects to exercise the Right of Purchase represented by this Warrant and to purchase __________ shares of Common Stock, at the purchase price of $1.00 per share, par value $0.001 per share, of ClearLogic, Inc. (the "Shares"), as provided by this Warrant. The undersigned requests that a certificate for the Shares by issued as follows:

---------------------------------------
(Please Print Name -- Warrant Holder)

---------------------------------------
(Address)

---------------------------------------


---------------------------------------
(Social Security Number)


If said number of Shares shall not constitute the total number of Shares purchasable under this Warrant, a new Warrant for the balance of the Shares purchasable under this Warrant shall be registered in the name of the Undersigned Warrant Holder and delivered to the address listed below.

Dated:           , 200
      -----------     ---

Name of Warrant Holder:
                       ----------------------

Address:
        -------------------------------------

        -------------------------------------

Signature:
          -----------------------------------

Signature Guaranteed:

---------------------------------------
Notary Republic
My Commission Expires:

                                        Note: The above signature must
                                        correspondence with the name as it
                                        appears, in the case of the original
                                        Warrant Holder upon the front page of
                                        the Warrant; in every particular,
                                        without alternation or enlargement or
                                        any change whatsoever.

                                CLEARLOGIC, INC.

                                 ASSIGNMENT FORM

ClearLogic, Inc.
41 South Haddon Avenue
Haddonfield, New Jersey 08033

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to:

-------------------------------------------------------------------------------

Address:

-----------------------------

-----------------------------

-----------------------------

------------------------------
(Social Security Number)


 the rights of the Undersigned represented by this Warrant, to the extent of ________________________ (_____) shares of Common Stock, par value $0.001 per share, of ClearLogic, Inc. By such sale, assignment or transfer the Undersigned irrevocably appoints ____________________________, Attorney to make and record such transfer on the books of the Company.

Dated:            200
      -----------    ---

Name of Warrant Holder:
                       ----------------------

Address:
        -------------------------------------

        -------------------------------------

Signature:
          -----------------------------------
(Warrant Holder)

Signature Guaranteed:

---------------------------------------
Notary Republic
My Commission Expires:

                                        Note: The above signature must
                                        correspondence with the name as it
                                        appears, in the case of the original
                                        Warrant Holder upon the front page of
                                        the Warrant; in every particular,
                                        without alternation or enlargement or
                                        any change whatsoever.